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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 25, 2001

                             TranSwitch Corporation
             (Exact name of Registrant as specified in its charter)

                  Three Enterprise Drive, Shelton, Connecticut
                    (Address of principal executive offices)

                                      06484
                                   (Zip Code)

                                 (203) 929-8810
               Registrant's telephone number, including area code


        Delaware                       0-25996                  06-1236189
----------------------------    -----------------------     ------------------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
    of Incorporation)                                       Identification No.)
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ITEM 5.   Other Events.
          ------------

     On January 25, 2001, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 7.   Financial Statements and Exhibits.
          ---------------------------------

Exhibit No.      Exhibits
-----------      --------

99.1             Press Release of the Company dated January 25, 2001.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    TRANSWITCH CORPORATION



January 25, 2001                    By  /s/ Michael F. Stauff
                                        --------------------------
                                        Michael F. Stauff
                                        Chief Financial Officer

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                                 Exhibit Index
                                 -------------

Exhibit No.     Description                                             Page No.
-----------     -----------                                             --------

99.1            Press Release of the Company dated January 25, 2001.       5





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